Supplemental Financial Data WESCO Second Quarter 2012 July 19, 2012

2 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, debt level, changes in general economic conditions, fluctuations in interest rates, increases in raw materials and labor costs, levels of competition and other factors described in detail in Form 10-K for WESCO International, Inc. for the year ended December 31, 2011 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation may also include a discussion of certain non- GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be obtained via WESCO’s website, www.wesco.com.

3 Second Quarter 2012 Results Category Q2 2012 Outlook Provided Q2 2012 Performance Sales Growth Total sales growth, including price and FX rates, expected to be 10% to 12%. Total sales growth of 9.7%; organic sales growth of 8.2%. Acquisition sales had positive impact of 2.2%. Exchange rate had negative impact of 0.7%. Gross Margin Gross margin expected to be at or above 20.0%. Gross margin of 20.1%. Operating Margin Operating margin expected to be approximately 6%. Operating margin of 5.7% Effective Tax Rate Effective tax rate expected to be approximately 30% to 32%. Effective tax rate of 30.3%    

4 Organic Sales Versus Prior Year * Q4 2011 had one less workday versus Q4 2010. ** FY 2011 had one less workday versus FY 2010. *** Q1 2012 had one more workday versus Q1 2011 and Q1 2010. ------------------------2010------------------------ ------------------------2011------------------------ -----2012----- Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4* Full Year** Q1*** Q2 Consolidated Sales Growth (2.6%) 8.6% 14.9% 17.6% 9.5% 24.6% 21.1% 19.3% 19.4% 21.0% 12.2% 9.7% F/X (1.8%) (1.9%) (0.9%) (0.7%) (1.3%) (1.1%) (1.0%) (1.1%) 0% (0.8%) 0.2% 0.7% Acquisitions 0 0 (0.7%) (1.1%) (0.4%) (7.0%) (7.4%) (6.9%) (6.2%) (6.8%) (2.6%) (2.2%) Organic Sales Growth (4.4%) 6.7% 13.3% 15.8% 7.8% 16.5% 12.7% 11.3% 13.2% 13.4% 9.8% 8.2% Workday Impact - - - - - - - - (1.6%) (0.4%) 1.6% - Organic Sales Per Workday (4.4%) 6.7% 13.3% 15.8% 7.8% 16.5% 12.7% 11.3% 14.8% 13.8% 8.2% 8.2% Management Estimated Price Impact 1.5% 3.0% 2.5% 3.0% 2.5% 3.5% 3.0% 3.5% 2.0% 3.0% 1.5% 1.0%

5 Recent Acquisitions’ Estimated End Market Mix Acquisition Date Acquired Approximate Sales at Acquisition date (TTM Millions) Industrial Construction Utility CIG Potelcom June 2010 $25 40% - 60% - TVC December 2010 $300 - 10% - 90% Reco March 2011 $25 100% - - - Brews Supply October 2011 $50 75% 5% 20% - RS Electronics January 2012 $60 100% - - - Trydor July 2012 $35 10% - 90% - Conney July 2012 $85 45% 5% 10% 40% TOTAL $580 End Market Definitions INDUSTRIAL: Sales to industrial customers. CONSTRUCTION: Sales to contractors excluding utility contractors. UTILITY: Sales to utilities and utility contractors. CIG: Sales to schools, hospitals, property management firms, retailers, and governmental agencies.

End Markets and Product Categories

Six Months Ended June 30, 2012

Markets & Customers



Construction
• Non-Residential
• Residential
32%
Utility
• Investor Owned
• Public Power
• Utility Contractors
11%
13%
CIG
• Commercial
• Institutional
• Government
Industrial
• Global Accounts
• Integrated Supply
• OEM
• General Industrial
44%

Products & Services



Wire, Cable & Conduit
18%
Distribution Equipment
13%
Lighting & Controls
9%
Controls & Motors
10%
General Supplies
35%
Data & Broadband Communications
15%

Note: End market percentages reported on consolidated basis.

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7 22.3% 21.6% 18.4% 14.8% 12.0% 16.7% 11.8% 7.7% 0% 5% 10% 15% 20% 25% FY 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 Q1 2012 Q2 2012 (14.6%) (4.6%) 6.1% 13.2% 21.7% 9.8% 23.9% 11.7% (20%) (15%) (10%) (5%) 0% 5% 10% 15% 20% 25% FY 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 Q1 2012 Q2 2012 6.9% 21.2% 12.7% 10.9% 12.5% 13.7% 4.7% 3.8% 0% 5% 10% 15% 20% 25% FY 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 Q1 2012 Q2 2012 11.6% 17.7% 3.4% 7.5% 10.1% 8.1% 5.4% 14.3% 0% 5% 10% 15% 20% 25% FY 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 Q1 2012 Q2 2012 Construction CIG Utility Industrial WESCO End Market Momentum Sales vs. Prior Year Sales vs. Prior Year Sales vs. Prior Year Sales vs. Prior Year • All sales growth rates exclude acquisitions • All end market percentages include acquisitions for first half of 2012 …growth in all end markets 44% Industrial • Global Accounts • Integrated Supply •OEM •General Industrial CIG 11% Utility • Investor Owned •Public Power •Utility Contractors •Commercial • Institutional •Government 13% Construction •Non-Residential •Residential 32%

2012 Q2 End Market Comments

Year-over-year and sequential quarterly sales comparisons excluding acquisitions

Note: Q2 versus prior year excludes Brews Supply and RS Electronics results.
No acquisition adjustments for Q2 sequential.

End Market	Q2 2012 vs. Q2 2011	Q2 2012 vs. Q1 2012	Comments
WESCO Core	7.5%	4.2%	• Organic sales per work day growth of 8.2% for Q1 and Q2 versus prior year • All four end market categories grew in Q2 sequentially and versus prior year • Seven consecutive quarters of EPS growth of 15+%
Industrial	7.7%	0.7%	• Tenth consecutive quarter of year-over-year organic sales growth • Channel inventory levels appear to be in balance with current demand • Strong bidding activity continues with notable customer trends including outsourcing, increased capital spending, and high expectations for supply chain process improvements • Global Accounts and Integrated Supply opportunity pipeline at $2.2+ billion
Construction	3.8%	8.5%	• Ninth consecutive quarter of year-over-year organic sales growth • Backlog up approximately 5% versus year end 2011 and down approximately 2% sequentially • Non-residential market remains weak and continues in a bottoming process • Increased bidding activity noted, particularly for upgrades, renovations, and energy efficiency
Utility	11.7%	3.3%	• Fourth consecutive quarter of year-over-year double digit organic sales growth • Increased bidding activity levels for transmission, substation, and IOU and public power MRO alliance agreements • Distribution grid spending is expected to grow in the low single digits range in 2012 driven by system maintenance, reliability projects and storm restoration
Commercial, Institutional, Government (CIG)	14.3%	6.4%	• Government project spending continues to be scrutinized but bidding activity continues • Government opportunities driven by infrastructure projects, security and communications • Bidding activity remains active in the commercial and institutional markets

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9 Core Sales Reconciliation of Non-GAAP Financial Measures Unaudited Note: Q2 versus prior year excludes Brews Supply and RS Electronics results. No acquisition adjustments for Q2 sequential. (dollar amounts in millions) Full Year 2011 vs 2010 Q2 2012 vs. Q2 2011 Q2 2012 vs. Q1 2012 Q2 Q2 Q2 Q1 2011 2010 % Growth 2012 2011 % Growth 2012 2012 % Growth Industrial Core $ 2,632 $ 2,256 16.7% $ 696 $ 646 7.7% $ 724 $ 719 0.7 % Construction Core 2,097 1,845 13.7% 554 535 3.8% 556 512 8.5 % Utility Core 683 622 9.8% 183 163 11.7% 186 180 3.3 % CIG Core 388 359 8.1% 213 186 14.3% 213 200 6.4 % Total Core Gross Sales $ 5,800 $ 5,082 14.1% $ 1,646 $ 1,530 7.5% $ 1,679 $ 1,611 4.2 % Total Gross Sales from Acquisitions 347 - - 33 - - - - - Total Gross Sales $ 6,174 $ 5,082 21.0% $ 1,679 $ 1,530 9.7% $ 1,679 $ 1,611 4.2 % Gross Sales Reductions/Discounts (21) (18) (6) (5) - (6) (5) - Total Net Sales $ 6,126 $ 5,064 21.0% $ 1,673 $ 1,525 9.7% $ 1,673 $ 1,606 4.2%

10 Key Financial Metrics 12/31/2011 6/30/2012 Liquidity (1) $511 million $642 million Full Year 2011 and June YTD 2012 Free Cash Flow (2) $134 million $103 million Financial Leverage (Total Par Value Debt Divided by Reported TTM EBITDA) 2.3x 1.9x ($Millions) Outstanding at December 31, 2011 Outstanding at June 30, 2012 Debt Maturity Schedule AR Securitization (V) $250 $205 2014 Inventory Revolver (V) $37 $0 2016 Real Estate Mortgage (F) $37 $37 2013 2017 Bonds (F) $150 $150 2017 2029 Convertible Bonds (F) $345 $345 2029 (No Put) Other (V) $6 $22 N/A Total Debt $825 $759 Capital Structure V = Variable Rate Debt F = Fixed Rate Debt 1 = Asset-backed credit facilities total available plus invested cash 2 = Operating cash flow less capital expenditures

11 1.5 2 2.5 3 3.5 4 4.5 5 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Quarterly Financial Leverage Target Leverage 2.0x – 3.5x 1.9x Second lowest quarterly leverage since WESCO became a public company in 1999.

12 Convertible Debt and Non-cash Interest as of June 30, 2012 GAAP vs. Non-GAAP Debt Reconciliation Non-Cash Interest Expense Schedule Convertible Debentures (000s) Maturity Par Value of Debt Debt Discount Debt per Balance Sheet 2029 $ 344,936 $ (174,485) $ 170,451 Non-Cash Interest Expense ($ millions) 2010 2011 YTD 2012 Convertible Debt $4.3 $2.5 $1.4 Amortization of Deferred Financing Fees $2.6 $4.4 $1.2 FIN 48 $5.0 $1.9 ($3.1) Total $11.9 $8.8 ($0.5)

13 Convertible Debt and SARs/Options EPS Dilution Weighted Average Quarterly Share Count Stock Price Incremental Shares from 2029 Convertible Debt (in millions)3 Incremental Shares from SARs/Option Awards (in millions) Total Diluted Share Count (in millions)4 $30.00 0.45 0.46 44.52 $40.00 3.33 0.74 47.67 $50.00 5.05 1.04 49.70 $60.00 6.20 1.14 50.95 Q2 2012 Average ($60.73) 6.27 1.20 51.08 $75.00 7.35 1.56 52.52 $100.00 8.50 1.91 54.02 2029 Convertible Debt Details Conversion Price $28.8656 Conversion Rate 34.6433 1 Underlying Shares 11,949,721 2 Footnotes: 2029 Convertible Debenture 1 1000/28.8656 2 $345 million/28.8656 3 (Underlying Shares x Avg. Quarterly. Stock Price) minus $345 million Avg. Quarterly Stock Price 4 Basic Share Count of 43.61 million shares

14 Number of Work Days by Quarter Q1 Q2 Q3 Q4 FY 2010 63 64 64 64 255 2011 63 64 64 63 254 2012 64 64 63 63 254

15 Q3 2012 Outlook Category Q3 2012 Expectations Sales Growth Total sales growth expected to be 9% to 11% including acquisitions of approximately 4% Gross Margin Gross margin expected to be at or above 20% Operating Margin Operating margin expected to be at or above 6% Effective Tax Rate Effective tax rate expected to be approximately 30% to 32%